582 Industrial Park Road, Bluefield, VA 24605-9364

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Phone 276.322.5467
www.mma1.com

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info@gmail.com

ENERGY & MINERAL RESOURCES

■

HYDROGEOLOGY & GEOLOGY

■

GEOPHYSICAL LOGGING SERVICES
CARBON MANAGEMENT

■

EXPERT WITNESS TESTIMONY

■

MINING ENGINEERING

■

PETROLEUM ENGINEERING
CONSENT OF MARSHALL MILLER & ASSOCIATES,

INC.
Marshall Miller

& Associates,

Inc. (
MM&A
), a third-party

firm comprising

mining experts,

prepared the
technical report summaries

identified below, each dated

February 16, 2024,

relating to estimates

of coal
resources and reserves of Coronado Global Resources Inc. (the “Company”) as of December 31,

2023
(the

“Technical

Report

Summaries”).

Specifically,

MM&A

prepared

the

following

Technical

Report
Summaries:
1.

Technical

Report

Summary

entitled
“Coronado

Global

Resources

Inc.

Statement

of

Coal
Resources and

Reserves for

the Buchanan

Mine Complex

in Accordance

with the JORC

Code
and United States SEC

Regulation S-K 1300 as

of December 31,

2023 Central Appalachian Coal
Basin Virginia, USA” ;
2.

Technical

Report

Summary

entitled
“Coronado

Global

Resources

Inc.

Statement

of

Coal
Resources

and

Reserves

for

the

Logan County

Complex

in

Accordance

with

the

JORC

Code
and United States SEC

Regulation S-K 1300 as

of December 31,

2023 Central Appalachian Coal
Basin West Virginia, USA” ; and
3.

Technical

Report

Summary

entitled
“Coronado

Global

Resources

Inc.

Statement

of

Coal
Resources and

Reserves for

the Mon

Valley

Complex Upper

Freeport Holdings

in Accordance
with

the

JORC

Code

and

United

States

SEC

Regulation

S-K

1300

as

of

December

31,

2023
Northern Appalachian Coal Basin Pennsylvania, USA.”
MM&A hereby

consents

to the

filing with

the

Securities

and Exchange

Commission

of the

Technical
Report

Summaries

as

exhibits

to

the

Company’s

Annual

Report

on

Form

10-K

for

the

year

ended
December 31, 2023 (the

“Annual Report”) and to

the incorporation by reference of

the Technical Report
Summaries in

the Company’s

Registration Statements

on Form

S-3 (No.

333-239730) and

Form S-8
(Nos. 333- 236597, 333-249566 and 333-275748)

(the “Registration Statements”).
MM&A hereby further consents to the inclusion or incorporation by reference in the Annual Report and
the Registration Statements of

references to the MM&A

name (including status as

an expert or qualified
person (as

defined

in Item

1300 of

Regulation

S-K))

and the

information

derived

from the

Technical
Report Summaries, including any quotation therefrom or summarization thereof.
Date:

February 16, 2024

/s/ Justin S. Douthat
Name:

Justin S. Douthat
Title:

Executive Vice President

(MM&A Representative)